                                                                EXHIBIT 99.1


                                SECOND AMENDMENT
                            TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


        SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of October 31, 1998 (this "Amendment"), among HILLS DEPARTMENT STORE COMPANY, a Delaware corporation (the "Borrower"), HILLS STORES COMPANY, a Delaware corporation (the "Parent"), the other Loan Parties named herein and signatories hereto, the financial institutions listed on the signature pages hereof (collectively, the "Lenders") and BANKAMERICA BUSINESS CREDIT, INC., as Agent (the "Agent").


        WHEREAS, the Borrower, the Parent, the other Loan Parties, the Lenders and the Agent are parties to that certain Loan and Security Agreement, dated as of September 30, 1996 and amended and restated as of January 30, 1998 (such agreement being referred to herein as the "Loan and Security Agreement"); and


        WHEREAS, the Borrower has requested certain modifications to the Loan and Security Agreement, and the Lenders and the Agent are agreeable to making such modifications, subject to the terms and conditions herein contained.


        NOW, THEREFORE, the Borrower, the Parent, the other Loan Parties, the Lenders and the Agent hereby agree as follows:


        SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan and Security Agreement.


        SECTION 2. AMENDMENTS TO LOAN AND SECURITY AGREEMENT. The Definition of "Adjusted Tangible Net Worth" set forth in Section 1.1 of the Loan and Security Agreement is hereby amended to add the following immediately before the period at the end of the first sentence thereof:

                "plus non-cash valuation reserves applicable to deferred and interim tax assets."


        SECTION 3. EFFECTIVENESS. This Amendment shall become effective when counterparts hereof have been duly executed and delivered to the Agent on behalf of the Borrowers, the Parent, the other Loan Parties, the Lenders and the Agent.


        SECTION 4. COUNTERPARTS. This Amendment may be executed in counter-parts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Amendment shall be governed by, and construed in accordance with, the internal laws (as opposed to the conflicts of laws provisions) of the State of New York. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed signature page hereto.


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        SECTION 5.  REFERENCES TO LOAN AND SECURITY AGREEMENT.  From and after the effectiveness of this Amendment, all references in the Loan and Security Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Loan and Security Agreement, as amended and modified by this Amendment, and all references in other documents to the Loan and Security Agreement shall mean such agreement as amended and modified by this Amendment.


        SECTION 6. RATIFICATION AND CONFIRMATION. The Loan and Security Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. Each of the Loan Parties represents and warrants that on the date hereof (i) all representations and warranties made by any Loan Party contained in Articles 6 and 8 of the Loan and Security Agreement, as amended hereby, are correct in all material respects on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date and (ii) there exists no Default or Event of Default.


        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                        "BORROWER"

                                        HILLS DEPARTMENT STORE
                                          COMPANY

                                        By /s/ C. Scott Litten
                                          -------------------------
                                          Name:  C. Scott Litten
                                          Title: EVP-CFO


                                        "PARENT"

                                        HILLS STORES COMPANY


                                        By /s/ William K. Friend
                                          -------------------------
                                          Name:  William K. Friend
                                          Title: Sr. Vice President-Secretary













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

                                        OTHER "LOAN PARTIES"

                                        CANTON ADVERTISING, INC.


                                        By /s/ William K. Friend
                                          -------------------------
                                          Name:  William K. Friend
                                          Title: Vice President-Secretary


                                        HDS TRANSPORT, INC.


                                        By /s/ William K. Friend
                                          -------------------------
                                          Name:  William K. Friend
                                          Title: Vice President-Secretary


                                        CORPORATE VISION INC.


                                        By /s/ William K. Friend
                                          -------------------------
                                          Name:  William K. Friend
                                          Title: Vice President-Secretary


                                        HILLS DISTRIBUTING COMPANY


                                        By /s/ William K. Friend
                                          -------------------------
                                          Name:  William K. Friend
                                          Title: Vice President-Secretary




















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

                                        "AGENT"

                                        BANKAMERICA BUSINESS CREDIT,
                                          INC., as the Agent


                                        By /s/ William J. Wilson
                                          -------------------------
                                          Name:  William J. Wilson
                                          Title: Sr. Account Executive


                                        "LENDERS"

                                        BANKAMERICA BUSINESS CREDIT,
                                          INC., as a Lender


                                        By /s/ William J. Wilson
                                          -------------------------
                                          Name:  William J. Wilson
                                          Title: Sr. Account Executive


                                        BANKBOSTON, N.A., as a Lender


                                        By /s/ Elizabeth A. Ratto
                                          -------------------------
                                          Name:  Elizabeth A. Ratto
                                          Title: Vice President


                                        THE CIT GROUP/BUSINESS CREDIT,
                                          INC., as a Lender


                                        By /s/ James Conheeney
                                          -------------------------
                                          Name:  James Conheeney
                                          Title: VP


                                        CONGRESS FINANCIAL
                                          CORPORATION, as a Lender


                                        By /s/ Josephine Norris
                                          -------------------------
                                          Name:  Josephine Norris
                                          Title: First V.P.





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

                                        HELLER FINANCIAL, INC., as a Lender


                                        By /s/ Tom Buckowsky
                                          -------------------------
                                          Name:  Tom Buckowsky
                                          Title: Sr. Vice Pres.


                                        IBJ SCHRODER BUSINESS CREDIT
                                          CORPORATION, as a Lender


                                        By /s/ James M. Steffy
                                          -------------------------
                                          Name:  James M. Steffy
                                          Title: Vice President


                                        LASALLE BUSINESS CREDIT, INC., as a
                                          Lender


                                        By /s/ Corey Sclar
                                          -------------------------
                                          Name:  Corey Sclar
                                          Title: AVP


                                        SANWA BUSINESS CREDIT
                                          CORPORATION, as a Lender


                                        By /s/ Peter L. Skavla
                                          -------------------------
                                          Name:  Peter L. Skavla
                                          Title: Vice President


                                        TRANSAMERICA BUSINESS CREDIT
                                          CORPORATION, as a Lender


                                        By /s/ Michael S. Burns
                                          -------------------------
                                          Name:  Michael S. Burns
                                          Title: Sr Vice Pres









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
                                                                Schedule I
                                                                ----------


                            Lenders and Commitments
                            -----------------------

Name                                                    Commitment
----                                                    ----------

BankAmerica Business Credit, Inc.                       $93,500,000
BankBoston, N.A.                                        $25,000,000
The CIT Group/Business Credit, Inc.                     $25,000,000
Congress Financial Corporation                          $25,000,000
Heller Financial, Inc.                                  $50,000,000
IBJ Schroder Business Credit Corporation                $16,500,000
LaSalle Business Credit, Inc.                           $25,000,000
Sanwa Business Credit Corporation                       $30,000,000
Transamerica Business Credit Corporation                $50,000,000
